Exhibit 99.1

Cohen & Company Appoints Daniel G. Cohen as Chief Executive Officer

Philadelphia and New York, November 12, 2026 – Cohen & Company Inc. (NYSE American: COHN) (“Cohen & Company” or the “Company”) today announced that Daniel G. Cohen, Executive Chairman of the Board, has been appointed Chief Executive Officer, effective as of November 10, 2026. Mr. Cohen succeeds Lester R. Brafman, who stepped down from his role as Chief Executive Officer effective as of the close of business on November 10, 2026. Mr. Brafman will remain with the Company as a Senior Advisor through November 30, 2026, to support an orderly transition. Daniel Cohen will continue to serve as Executive Chairman of the Board.

Daniel Cohen previously served as Chief Executive Officer and Chief Investment Officer of the Company from December 2009 to September 2013. Having also served on the Board since 1999 and as Executive Chairman since May 2022, Mr. Cohen has deep experience and unparalleled insight across the Company’s businesses and strategic priorities. As Chief Executive Officer, Mr. Cohen will focus on the Company’s business strategy, operations, and corporate vision.

“I know firsthand the strength of our team and our platform, and I look forward to building on our strong foundation as we execute on our priorities and create long-term value for our stockholders,” said Daniel Cohen. “I am excited to return to the CEO role and continue working with our team to capitalize on the opportunities ahead and drive results through disciplined execution and a clear commitment to profitable growth.”

Mr. Cohen continued, “On behalf of the Board, I want to thank Lester for his leadership and the significant contributions he has made to Cohen & Company over the past thirteen plus years. We wish him all the best.”

Mr. Brafman added, “It has been a privilege to lead Cohen & Company, and I am proud of all we have accomplished together. I look forward to seeing the Company’s continued success.”

Third Quarter 2026 Financial Results

In a separate press release issued today, Cohen & Company announced its financial results for the third quarter of 2026. Daniel Cohen will join Joseph Pooler, Executive Vice President, Chief Financial Officer and Treasurer to discuss the quarterly results on the Company’s investor conference call today at 10:00 a.m. Eastern Time.

The conference call will be available via webcast. Interested parties can access the webcast by clicking the webcast link on the Company’s homepage at www.cohenandcompany.com.

About Cohen & Company

Cohen & Company is a financial services company specializing in an expanding range of capital markets and asset management services. Cohen & Company’s operating segments are Capital Markets, Asset Management, and Principal Investing. The Capital Markets segment consists of sales, trading, gestation repo financing, new issue placements in corporate and securitized products, underwriting, and advisory services, operating primarily through Cohen & Company’s subsidiaries, Cohen & Company Securities, LLC (“Cohen Securities”) in the United States and Cohen & Company Financial (Europe) S.A. in Europe. A division of Cohen Securities, Cohen & Company Capital Markets (“CCM”) is the Company’s full-service boutique investment bank providing capital markets and SPAC advisory services to corporations, financial sponsors, investors, and institutions. The Capital Markets business segment also includes investment returns on financial instruments that the Company has received as consideration for investment banking and new issue services provided by CCM. The Asset Management segment manages and services assets through investment funds, managed accounts, joint ventures, and collateralized debt obligations. As of September 30, 2026, the Company had approximately $1.3 billion of assets under management in primarily fixed income assets in a variety of asset classes including European bank and insurance trust preferred securities, debt issued by small and medium sized European, U.S., and Bermudian insurance and reinsurance companies, and servicing commercial real estate loans. The Principal Investing segment is comprised primarily of investments the Company has made for the purpose of earning an investment return rather than investments made to support its trading or other capital markets business activity. For more information, please visit www.cohenandcompany.com.

Forward-looking Statements

This communication contains certain statements, estimates, and forecasts with respect to future performance and events. These statements, estimates, and forecasts are “forward-looking statements.” In some cases, forward-looking statements can be identified by the use of forward-looking terminology such as “may,” “might,” “will,” “should,” “expect,” “plan,” “anticipate,” “believe,” “estimate,” “predict,” “potential,” “seek,” or “continue” or the negatives thereof or variations thereon or similar terminology. All statements other than statements of historical fact included in this communication are forward-looking statements and are based on various underlying assumptions and expectations and are subject to known and unknown risks, uncertainties, and assumptions, and may include projections of our future financial performance based on our growth strategies and anticipated trends in our business. These statements are based on our current expectations and projections about future events. There are important factors that could cause our actual results, level of activity, performance, or achievements to differ materially from the results, level of activity, performance, or achievements expressed or implied in the forward-looking statements including, but not limited to, those discussed under the heading “Risk Factors” and “Management’s Discussion and Analysis of Financial Condition” in our filings with the Securities and Exchange Commission (“SEC”), which are available at the SEC’s website at www.sec.gov and our website at www.cohenandcompany.com/investor-relations/sec-filings. Such risk factors include the following: (a) a decline in general economic conditions or the global financial markets, including those caused by inflation, raising interest rates, and the current geopolitical situation, (b) unfavorable market conditions may lead to a reduction in revenues from our investment banking and new issue revenues, including from underwriting and placement activities, (c) losses caused by financial or other problems experienced by third parties, (d) losses due to unidentified or unanticipated risks, (e) a lack of liquidity, i.e., ready access to funds for use in our businesses, (f) the ability to attract and retain personnel, (g) litigation and regulatory proceedings, (h) reputational harm due to losses or our inability to sell securities we purchase as an underwriter at the anticipated price levels, (i) competitive pressure, (j) an inability to generate incremental income from new or expanded businesses, (k) unanticipated market closures or effects due to inclement weather or other disasters, (l) losses (whether realized or unrealized) on our principal investments, (m) the possibility that payments to the Company of subordinated management fees from its CDOs will continue to be deferred or will be discontinued, (n) the possibility that the Company’s stockholder rights plan may fail to preserve the value of the Company’s deferred tax assets, whether as a result of the acquisition by a person of 5% of the Company’s common stock or otherwise, (o) the Company’s reduction in the volume of its investments into SPACs, (p) the difficulty in identifying potential business combinations as a result of increased competition in the SPAC market, (q) the value of the Company’s holdings of founders shares in post-business combination companies is volatile and may decline and the possibility that significant portions of the founder shares may remain restricted for a long period of time, (r) the possibility that the Company will stop paying quarterly dividends to its stockholders, (s) the impacts of rising interest rates and inflation, and (t) that CCM’s gross pipeline of possible transactions may not result in transactions that are consummated and total recognition of all pipeline fees. As a result, there can be no assurance that the forward-looking statements included in this communication will prove to be accurate or correct. In light of these risks, uncertainties, and assumptions, the future performance or events described in the forward-looking statements in this communication might not occur. Accordingly, you should not rely upon forward-looking statements as a prediction of actual results and we do not undertake any obligation to update any forward-looking statements, whether as a result of new information, future events, or otherwise.

Contact:

Investors -	Media -
Cohen & Company Inc.	Joele Frank, Wilkinson Brimmer Katcher
Joseph W. Pooler, Jr.	Joseph Sala or Zach Genirs
Executive Vice President and	212-355-4449
Chief Financial Officer
215-701-8952
investorrelations@cohenandcompany.com

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